As filed with the Securities and Exchange Commission on December 9, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22503

City National Rochdale Alternative Total Return Fund LLC
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, New York 10022-6837
(Address of principal executive offices) (Zip code)

Kurt Hawkesworth
570 Lexington Avenue
New York, New York 1022-6837
(Name and address of agent for service)

212-702-3500
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2013

Item 1. Reports to Stockholders.

City National Rochdale Alternative Total Return Fund (RATRF)
Annual Report
September 30, 2013

Dear Fellow Shareholders,

The City National Rochdale Alternative Total Return Fund (“RATRF” or the “Fund”) invests in a diversified pool of investment grade life insurance policies. The Fund’s objective is to create a diversified portfolio of life insurance policies that is projected to provide attractive returns, low volatility, and low correlation to the equity market. The benefit of this Fund, to investors, is the value of having access to an asset class with low expected economic risk, and the potential to generate strong risk-adjusted long-term returns while protecting the portfolio during downside markets.

As of September 30, 2013 we are invested in 27 policies, at a total investment cost of $21.8 million.  The face values of these policies are $160.9 million, and current policy values equal $44.8 million.  The fund is also carrying $6.7 million in cash to cover expenses and ongoing policy premium payments.  When acquiring policies, both City National Rochdale and our life settlement originator, AllFinancial Group. LLC, undertake a rigorous review of many variables to determine the appropriate acquisition price.  Some of the variables included in the decision process are the life expectancy of the insured based on independent actuarial estimates, the insurance premium payments, the terms and type of the insurance policy, and the expected internal rate of return.

Since originating the Fund, we have been disciplined in our selection of the policies we have acquired and the prices we have been willing to pay.  As such, we are satisfied that RATRF has acquired these initial policies at values within the parameters established to meet our return expectations.

For the 12 months ended September 30, 2013, the Fund returned +2.66% with an annual return +19.34% for the S&P 500.  Since inception on January 4, 2011, the Fund has a cumulative total return of +40.58% with a cumulative total return of +40.31% for the S&P 500 over the same period.  During the fiscal year 2013 the fund had one policy mature with a face value of $2.5 million.  Premium payments and upward revisions of life estimates also impacted total return of the fund for the year.

The continued uncertainty over the future path of US fiscal policy and worries over European growth & sovereign debt issues are all valid reminders of the important role a diversifying alternative fixed investment, such as RATRF, can play in a portfolio. More than ever, financial market movements continue to be tied to the unpredictability of policymakers.  With potential volatility in equity and traditional fixed income markets over the foreseeable future, we believe the inclusion of RATRF into portfolios has provided immense benefits since this investment has little to no connection to global economic events.

Sincerely,
Garrett R. D’Alessandro, CFA, CAIA, AIF
Chief Executive Officer & President
City National Rochdale Investment Management LLC

570 Lexington Avenue, New York, NY 10022-6837 | Tel. 800-245-9888/212-702-3500 | Fax 212-702-3535 | www.rochdale.com

 San Francisco                       |                       Orlando                      |                        Dallas                 |                    Richmond

Important Disclosures

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888.

An investor should consider carefully the Fund’s investment objectives, risks, charges, and expenses.  The Private Offering Memorandum contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888.  Please read it carefully before investing.  RIM Securities LLC, the affiliated broker dealer for City National Rochdale LLC and the Distributor of the Fund, 570 Lexington Avenue, New York, NY 10022.

This publication is for informational purposes only and is being furnished on a confidential basis to a limited number of prospective investors. This publication is not intended to be a solicitation, offering, or recommendation to buy any security of City National Rochdale LLC (“Rochdale”) or its affiliates or subsidiaries or otherwise. Any such offering may be made only by means of a Private Offering Memorandum to be furnished to qualified prospective investors at a later date and any conflicting information contained herein will be superseded in its entirety by such Private Offering Memorandum. Investors should review the Private Offering Memorandum (including, without limitation, the information therein as to the conflicts and risks) prior to making an investment decision. The information contained herein is confidential and may not be reproduced in whole or part or distributed to third parties. None of Rochdale, or its affiliates or subsidiaries, are authorized to make representations with respect to the treatment of an investment from an investor's perspective. Investors must rely upon their own examination of the terms of any offering and upon their own representatives and professional advisors, which may include legal counsel and accountants as to the accounting and tax treatment, suitability for such investor, and the legal and other aspects of an investment in the product.

The views expressed herein represent the opinions of Rochdale and are subject to change without notice at anytime. This information should not in any way be construed to be investment, financial, tax, or legal advice or other professional advice or service, and should not be relied on in making any investment or other decisions.

As with all investment strategies, there are risks associated with its implementation. The Fund’s assets are concentrated in the unregulated insurance industry and any event that materially affects the industry will impact the Fund. The Fund has exposure to regulatory risk; regulations may change and vary by state. The policies owned by the Fund only remain in force if the premiums are paid. If for any reason the premiums aren’t made, the policy will lapse and the Fund will lose ownership; this will reduce the return or create a loss of principal. Therefore the Fund expects to issue new shares or utilize leverage in its strategy. While this will be closely monitored and managed by Rochdale, it will increase the overall risk of the portfolio. The due diligence performed by AllFinancial Group LLC and Rochdale is a detailed process; however, it is possible that a policy owned by the Fund was obtained by the insured in violation of the terms and conditions of the policy. If this occurs, the policy will be null and void and no payout will be made, resulting in a loss of principal and reducing the overall portfolio return.

Alternative investments are speculative and entail substantial risks. There is no guarantee investment objectives will be met. The pool may perform differently than expected if the insured’s life span is greater or less than what is anticipated.

Certain information may be based on information received from sources City National Rochdale LLC considers reliable; City National Rochdale does not represent that such information is accurate or complete. Certain statements contained herein may constitute “projections,” “forecasts” and other “forward-looking statements” which do not reflect actual results and are based primarily upon applying retroactively a hypothetical set of assumptions to certain historical financial information. Any opinions, projections, forecasts and forward-looking statements presented herein are valid only as of the date of this document and are subject to change.

Rochdale will serve as the investment manager for the assets of the City National Rochdale Alternative Total Return Fund. As such, Rochdale is solely responsible for all activities involving the promotion, presentation and sale as well as the determination of client suitability and certification that investors meet the standards necessary to invest. This is not the responsibility of any broker or other party who mutually services an investor with this product.

570 Lexington Avenue, New York, NY 10022-6837 | Tel. 800-245-9888/212-702-3500 | Fax 212-702-3535 | www.rochdale.com

 San Francisco                       |                       Orlando                      |                        Dallas                 |                    Richmond

City National Rochdale Alternative Total Return Fund LLC

Financial Statements

September 30, 2013

City National Rochdale Alternative Total Return Fund LLC

Financial Statements

September 30, 2013

TABLE OF CONTENTS

Page

Report of Independent Registered Public Accounting Firm

Financial Statements
Statement of Assets, Liabilities and Members’ Capital	2
Statement of Operations	3
Statement of Changes in Members' Capital	4
Statement of Cash Flows	5
Schedule of Investments	6
Investment Breakdown	7
Notes to Financial Statements	8-18
Financial Highlights	19

Manager and Officer Information
Approval of Investment Advisory Agreement
Additional Information

Report of Independent Registered Public Accounting Firm

The Members and Board of Managers of
City National Rochdale Alternative Total Return Fund LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of City National Rochdale Alternative Total Return Fund LLC (formerly, the Rochdale Alternative Total Return Fund LLC) (the “Fund”), including the schedule of investments, as of September 30, 2013, the related statements of operations and cash flows for the year then ended, the statement of changes in members’ capital for the years ended September 30, 2013 and 2012, and the financial highlights for the years ended September 30, 2013, 2012 and for the period January 4, 2011 (commencement of operations) to September 30, 2011. These financial statements and financial highlights are the responsibility of the Fund's Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of cash and investments owned as of September 30, 2013, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the City National Rochdale Alternative Total Return Fund LLC as of September 30, 2013 and the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for the years ended September 30, 2013 and 2012 and its financial highlights for the years ended September 30, 2013, 2012 and for the period January 4, 2011 (commencement of operations) to September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the Fund’s Board has approved a plan of Reorganization to merge the Fund into City National Rochdale Fixed Income Opportunities Fund.  The merger is expected to be completed in December 2013 subject to shareholder approval.

New York, New
York November 27, 2013

PKF O’CONNOR DAVIES, a division of O’CONNOR DAVIES, LLP
665 Fifth Avenue, New York, NY 10022  | Tel: 212.286.2600 | Fax: 212.286.4080 | www.odpkf.com

O’Connor Davies, LLP is a member firm of the PKF International Limited network of legally independent firms and does not accept any responsibility or liability for the actions or inactions on the part of any other individual member firm or firms.

City National Rochdale Alternative Total Return Fund LLC

Statement of Assets, Liabilities and Members' Capital

September 30, 2013

ASSETS
Investments, at fair value method (cost $28,444,331)	$51,486,094
Interest receivable on short-term investment	36
Prepaid expenses	724,683
Total Assets	52,210,813

LIABILITIES AND MEMBERS' CAPITAL
Payable to adviser	93,834
Accrued audit fees	48,400
Accrued legal fees	18,825
Accrued fund accounting and fund administration fees	13,556
Accrued expenses and other liabilities	907
Total Liabilities	175,522

Total Members' Capital	$52,035,291

ANALYSIS OF MEMBERS' CAPITAL

Member capital units outstanding
(Unlimited number of units authorized, no par value)	37,013.40

Net asset value per unit (members' capital/units outstanding)	$1,405.85

The accompanying notes are an integral part of these financial statements.

City National Rochdale Alternative Total Return Fund LLC

Statement of Operations

Year Ended September 30, 2013

INVESTMENT INCOME
Interest income on proceeds of life settlement contract maturity	$34,932
Interest income on short-term investment	1,301
36,233

EXPENSES
Management fees	906,557
Service fees	129,508
Fund accounting and fund administration fees	80,428
Audit fees	48,700
Legal fees	46,491
Directors fees	12,162
Registration expense	4,688
Custody fees	3,033
Insurance expense	2,909
Other expenses	472
Total Expenses	1,234,948

Net Investment Loss	(1,198,715)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net change to fair value on life settlement contracts, net of premiums paid
and continuing costs	2,422,063

Net Increase in Members' Capital Resulting from Operations	$1,223,348

The accompanying notes are an integral part of these financial statements.

City National City National Rochdale Alternative Total Return Fund LLC

Statement of Changes in Members' Capital

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
FROM OPERATIONS
Net investment loss	$(1,198,715)	$(1,050,510)
Net change to fair value on life settlement contracts, net of
premiums paid and continuing costs	2,422,063	12,910,797

Net Increase in Members' Capital Resulting from Operations	1,223,348	11,860,287

INCREASE (DECREASE) FROM TRANSACTIONS IN MEMBERS' CAPITAL
Proceeds from sales of members' capital units	2,306,986	6,976,057

Total Increase in Members' Capital	3,530,334	18,836,344

MEMBERS' CAPITAL
Beginning of period	48,504,957	29,668,613

End of period	$52,035,291	$48,504,957

The accompanying notes are an integral part of these financial statements.

City National Rochdale Alternative Total Return Fund LLC

Statement of Cash Flows

Year Ended September 30, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital resulting from operations	$1,223,348
Adjustments to reconcile net increase in members' capital
resulting from operations to net cash used in operating activities:
Purchases of life settlement contracts	(585,937)
Sales of life settlement contracts	2,500,000
Purchases of money market fund	(5,450,869)
Sales of money market fund	10,743,019
Net change to fair value on life settlement contracts, net of
premiums paid and continuing costs	(2,422,063)
Premiums and continuing costs paid on life settlement contracts	(8,524,872)
Change in Operating Assets and Liabilities:
Interest receivable on short-term investment	125
Prepaid expenses	203,903
Payable to advisor	13,455
Accrued audit fees	7,500
Accrued fund accounting and fund administration fees	917
Accrued legal fees	(2,347)
Accrued expenses and other liabilities	(13,165)

Net cash used in operating activities	(2,306,986)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of members' capital units	2,306,986

Net cash from financing activities	2,306,986

Net change in cash and cash equivalents	-

CASH AND CASH EQUIVALENTS
Beginning of year	-

End of year	-

The accompanying notes are an integral part of these financial statements.

	City National Rochdale Alternative Total Return Fund LLC

	Schedule of Investments

	September 30, 2013

		Date	Percentage of	Initial Cost
		Acquired	Members' Capital	Principal Amount	Fair Value
	Long-Term Investments1, 2, 3, 4:

	Life Settlement Contracts

	Americal General Life #634L	Oct-12	0.5%	$200,937	$272,655
	American General Life #U100	Apr-11	4.6	600,000	2,393,271
	Americal General Life #UM00	Feb-11	0.4	100,000	212,689
	AXA Equitable Life #1572	Feb-11	4.9	535,000	2,525,968
	AXA Equitable Life #1600	Jun-12	2.0	713,056	1,030,550
	John Hancock Life #6686	May-12	5.2	1,240,939	2,715,976
	John Hancock Life #9359	Nov-11	1.9	1,311,193	966,586
	John Hancock Life #9379	Feb-11	6.0	550,000	3,145,432
	John Hancock Life #9381	Nov-11	3.5	1,100,000	1,828,820
	John Hancock Life #9390	May-11	2.9	670,000	1,528,762
	John Hancock Life #9448	Aug-11	1.0	375,000	524,983
	Lincoln Benefit Life #9330	Nov-11	6.2	2,538,566	3,205,568
	Lincoln National Life #JJ70	May-11	3.4	320,000	1,772,524
	Lincoln National Life #6590	Apr-13	1.1	385,000	582,927
	Manufacturer's/John Hancock Life #6912	Jun-12	2.9	844,154	1,487,711
	Massachusetts Mutual Life #1560	May-11	9.2	1,700,000	4,773,317
	Massachusetts Mutual Life #1563	Feb-11	0.1	40,000	42,457
	New York Life and Annuity #4757	Nov-11	3.2	2,011,522	1,653,950
	New York Life and Annuity #5673	Nov-11	5.4	1,298,464	2,831,022
	Pacific Life #7850	Jul-11	0.7	120,000	383,883
	Penn Mutual Life #8193	Mar-11	2.3	280,000	1,180,271
	PHL Life #8499	Aug-11	1.3	147,500	678,438
	PHL Life #8509	Aug-11	1.3	147,500	678,438
	PHL Variable Life #6161	Nov-11	6.6	3,021,609	3,427,660
	Phoenix Life #5555	Jan-12	1.8	1,000	946,080
	Reliastar/ ING #2047	Mar-11	2.1	305,000	1,104,863
	Security Life of Denver #3394	Nov-11	5.6	1,228,975	2,932,377

	Total Long-Term Investments		86.1%	$21,785,415	$44,827,178

	Short-Term Investment

	Money Market Fund
	First American Government Obligations Fund, 0.01% 5		12.8%	$6,658,916	$6,658,916

	Total Investments		98.9%	$28,444,331	$51,486,094

1	Illiquid securities.
2	Fair valued by Valuation Committee as delegated by the Fund's Board of Managers using the fair value method.
3	All investments are non-income producing.
4	Restricted securities.
5	7-Day Yield.

	The accompanying notes are an integral part of these financial statements.

City National Rochdale Alternative Total Return Fund LLC

Schedule of Investments (Continued)

September 30, 2013

Investment Breakdown
(as a % of total investments)

The accompanying notes are an integral part of these financial statements.

City National Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

1.	Organization

City National Rochdale Alternative Total Return Fund LLC (the “Fund”), formerly known as Rochdale Alternative Total Return Fund LLC, is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end, non-diversified, management investment company.  The Fund was formed and received its initial seed capital in 2010, and commenced operations on January 4, 2011.  The Fund’s investment objective is to seek long-term capital appreciation through the purchase of life settlement contracts (“Policies”) at a discount to face value.  The life expectancy of the insureds covered by the Policies held by the Fund generally range from 1 to 10 years.

The Fund is managed by the Board of Managers (the “Board”) and by City National Rochdale, LLC (the “Advisor”), formerly known as Rochdale Investment Management LLC, an investment adviser registered under the Investment Advisers Act of 1940, as amended, to serve as the Advisor for the Fund.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  The most significant estimates are those related to the fair value of investments.  Accordingly, actual results could differ from those estimates.

Investments Valuation

Life Settlement Contracts

Investments in life settlement contracts are carried at fair value.  The Fund will normally pursue its investment objective by investing substantially all of its assets in life insurance policies and interests related thereto purchased through life settlement transactions (collectively, “Policies”).  The Advisor has wide discretion in determining the Policies in which the Fund will invest.  Policies may include, without limitation, whole, universal, variable universal, term, variable term, survivorship, group, and other types of life insurance policies.

City National Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

While it is anticipated that the Fund will endeavor to purchase complete ownership interests in each Policy in which it invests, the Fund may also purchase partial ownership interests in any particular Policy when the Advisor believes that such a purchase is appropriate.  The Fund may also purchase interests in pools of Policies issued by third parties and/or purchase Policies directly from third parties.

The Fund’s Board has approved fair value procedures pursuant to which the Fund values its investments in the Policies using the fair value method of accounting.  The fair value procedures recognize that the Policies are illiquid and that no market currently exists for the Policies.

The Advisor and the Board recognize that market quotations are not readily available for the Policies in which the Fund invests.  Therefore each Policy is priced by the Fund’s Pricing Committee in accordance with the Fund’s fair value procedures.  Fair value of a security is the amount, as determined by the Advisor in good faith, that the Fund might reasonably expect to receive upon a current sale of the security.  In determining the method to be used to establish the fair value of a Policy, the Fund’s Pricing Committee will consider all appropriate factors relevant to the value of each Policy, which may include, but is not limited to, life insurance pricing models (which generally take into account, among other things, the net death benefit, the life expectancy of the insured and the expense associated with maintaining the policy), proprietary internal rate of return computations, life expectancy tables, specific characteristics of the individual insured, supply and demand conditions within the life settlement market and insurance company credit ratings.  Premiums payable are based on an estimate of minimum premiums on the policy as determined by the investment manager.  Due to the inherent uncertainty of this method of valuation, the estimated values may differ significantly from the value that would have been used had a ready market value for the investment existed, and the difference could be material.

Under the fair value method, the Fund recognizes the initial investment in its Policies at the transaction price.  In subsequent periods, the Fund re-measures the investment in its Policies at fair value in its entirety at each reporting period and recognizes changes in fair value in earnings, less Policy premiums paid and continuing costs, plus proceeds from Policy maturities in the period in which the changes occur.  Life settlement contracts are included in Level 3 of the fair value hierarchy.

Effective September 30, 2013, the Fund computed fair value of each Policy using a 14% discount rate.  In fiscal year 2012, the discount rates used to determine fair value ranged between 7% and 30%.  Had a 14% discount rate been used for all Policies in 2012, the aggregate fair value of the Policies would have increased by approximately $2.25 million at September 30, 2012 and the change in unrealized gain on Investments during the year ended September 30, 2013 would have decreased by approximately $2.25 million.

City National Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

Money Market Fund

The fair value of the money market fund is the net asset value of the mutual fund investment which is calculated on a daily basis.  The money market fund is registered and regulated by the Securities and Exchange Commission (the “SEC”).  The money market fund invests in government obligations, exclusively in short term U.S. government securities.  The money market fund has daily liquidity and is included in Level 1 of the fair value hierarchy.

Fair Value Measurements

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities (see Note 3).

City National Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

Prepaid Expenses

At September 30, 2013, the Fund’s prepaid expenses consisted primarily of prepaid servicing fees.  Prepaid servicing fees are derived from the origination fees of the Policies.  Of the total origination fees, 80% applies to servicing the Policies and is amortized to expense over a five year period, while the remaining 20% is expensed as incurred.  The origination fees are included in the total cost paid to acquire the Policies and when expensed are part of the continuing costs.

Investment Income Recognition

Purchases and sales of securities are recorded on a trade-date basis.  Interest income is recorded on the accrual basis.  Realized and unrealized gains and losses are included in the determination of income.

Interest income on proceeds of life settlement contracts is recognized only when death benefits and/or sale proceeds are received by the Fund.

Distributions to Members

The Fund does not anticipate making periodic distributions of its net income or gains, if any, to the Members.  Although the Fund does not expect to realize long-term capital gains except under extraordinary circumstances (such as the sale of all or a substantial portion of the Policies), if it does earn such gains, net gains will either be used to acquire additional Policies, make annual premium payments, or be considered for a full or partial distribution once a year.

City National Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

Federal Income Taxes

The Fund operates as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.  Each Member is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss regardless of whether such income is distributed.  Therefore, no federal income tax provision is reflected in the accompanying financial statements.  The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes the effect of tax positions when they are more likely than not of being sustained.  The Fund’s tax year end is December 31.  The Fund has concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on its tax returns for the tax year ended 2012.  As of September 30, 2013, the Fund’s tax years since inception remain open and subject to examination by relevant taxing authorities.  During the year ended September 30, 2013, there were no distributions from ordinary income for tax purposes.

Fund Expenses

The Fund bears all expenses incurred in its business.  The expenses of the Fund include, but are not limited to, the following: management fees; service fees; legal fees; accounting and auditing fees; custody fees; costs of computing the Fund’s net asset value; expenses of preparing and distributing prospectuses, and any other material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy material; expenses of preparing and filing reports and other documents with government agencies; expenses of Members’ and Board meetings; Member record keeping and Member account services, fees, and disbursements; interest and fees on any borrowings by the Fund; performance allocation fees; the servicer fees; insurance premiums; fees for investor services and other types of expenses as may be approved from time to time by the Board.

The Fund also bears expenses to meet operational needs associated with its investments in the Policies.  These expenses include, but are not limited to, the following:  agent commissions, escrow fees, origination fees, policy review expense fees, premium payments and servicing fees and are included as premiums paid and continuing costs in the changes to fair value on life settlement contracts, net of premiums paid and continuing costs line on the Fund’s Statement of Operations.

City National Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

Subsequent Events

Management has evaluated the Fund’s related events and transactions that occurred subsequent to September 30, 2013, through the date the financial statements have been issued.  On September 17, 2013, the Board approved a plan of Reorganization to merge the Fund into the City National Rochdale Fixed Income Opportunities Fund.  The merger is expected to be completed in December 2013 subject to shareholder approval.

3.	Investments

The following are the classes of investments at September 30, 2013 grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis:

Description	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Life Settlement Contracts	$-	$-	$44,827,178	$44,827,178
Short-Term Investment	6,658,916	-	-	6,658,916
Total Investments	$6,658,916	$-	$44,827,178	$51,486,094

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using significant unobservable inputs (Level 3) during the year ended September 30, 2013:

Life Settlement Contracts
Balance, September 30, 2012	$35,794,306
Net change to fair value on life settlement contracts	10,946,935
Purchases	585,937
Proceeds from maturity	(2,500,000)
Balance, September 30, 2013	$44,827,178

During the year ended September 30, 2013, there were no transfers in or out of Level 1, Level 2 or Level 3 of the fair value hierarchy.

City National Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

Net unrealized gains related to Level 3 investments in life settlement contracts still held at September 30, 2013 amounted to $23,041,763.

Security Type	Fair Value at 9/30/2013	Valuation Technique	Unobservable Input	Value/Range
Life Settlement Contracts	$44,827,178	Discounted Cash Flows	Discount Rate	14%

			Expected Maturity (months)	31-152

The significant unobservable inputs used in the fair value measurement of the Fund’s life settlement contracts are the expected maturity of each contract and the discount rate used in the valuation model.  A significant increase in expected maturity or the discount rate used would result in lower fair value measurements.

At September 30, 2013, the Fund had the following investments in life settlement contracts:

Fair Value Method
Year	Number of Contracts	Initial Cost	Premiums Payable	Face Value (Death Benefits)
2013	1	$1,700,000	$1,452,500	$5,000,000
2014	–	–	–	–
2015	2	935,000	2,123,499	6,565,958
2016	2	1,910,939	2,072,500	8,000,000
2017	4	2,742,618	5,306,750	18,750,000
Thereafter	18	14,496,858	47,761,240	122,550,754

For the year ended September 30, 2013, the net change to fair value on life settlement contracts, net of premiums paid and continuing costs disclosed in the Fund’s Statement of Operations consisted of a net positive change to fair value on life settlement contracts of $10,946,935, offset by $8,524,872 in premiums paid and continuing costs associated with its investment in the Policies.  Included in the net positive change to fair value on life settlement contracts is $2,425,000 from the realization of one of the life settlement contracts.

The Fund uses the fair value method for accounting for the Policies, the net life insurance proceeds received from underlying Policies when an insured dies is included in the net change to fair value on life settlement contracts line on the Fund’s Statement of Operations.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies.  In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Managers.  It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.  All of the policies held by the Fund were restricted as of September 30, 2013.

City National Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

4.	Concentration of Credit Risk

The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf.  Management monitors the financial institutions and does not anticipate any losses from those counterparties.

5.	Related Party Transactions

Advisory and Services Agreements

The Fund has an Investment Advisory Agreement with the Advisor.  The Advisor is responsible for providing investment advisory management, certain administrative services and conducts relations with the service providers to the Fund.

The Fund pays the Advisor a management fee at an annual rate equal to 1.75% of the Fund’s month-end net assets.  For the year ended September 30, 2013, management fees paid to the Advisor amounted to $906,557.  The investment management fee will accrue and be payable monthly.

The Fund has a Services Agreement with the Advisor.  The Fund pays a fee to the Advisor (or its affiliates) at an annual rate of 0.25% of the Fund’s month-end net assets, including assets attributable to the Advisor (or its affiliates).  For the year ended September 30, 2013, service fees paid amounted to $129,508.  Services provided include, but are not limited to, handling Member inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Members and the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; and assisting in the maintenance of Fund records containing Member information.

City National Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

Performance Allocation

The Fund allocates to the Advisor a performance allocation (“Performance Allocation”) with respect to each Member as of the close of each Allocation Period (date Member is first invested in the Fund until the first to occur of the following: last day of a fiscal year, the Member no longer has an interest in the Fund or the Advisor is no longer entitled to receive the Performance Allocation) as follows: if the “Positive Allocation Change” (Allocation Change is difference between the balance in the Member’s capital account at the start and close of an Allocation Period) for such Allocation Period for a Member exceeds the “10% Hurdle” (calculated at the end of any Allocation Period, the amount that a Member’s account would have earned if it had achieved a compounded, cumulative rate of 10% per year) for such Member and the amount of any positive balance in such Member’s “High Watermark Account” (memorandum account for each Member which starts at zero and is increased by such Member’s negative Allocation Change and decreased by such Member’s positive Allocation Change), then the performance allocation shall be equal to the sum of (i) 100% of the amount of such Member’s Positive Allocation Change for such Allocation Period until the Advisor receives an amount equal to the 10% Catch-Up Amount (calculated at end of any Allocation Period and is an amount equal to the quotient of 10% Hurdle divided by 80%, less the 10% Hurdle) and (ii) 20% of the amount by which such Member’s Positive Allocation Change for such Allocation Period, if any, exceeds the sum of the amount of the Positive Allocation Change allocated to such Member to satisfy such Member’s 10% Hurdle and the 10% Catch-Up Amount.

No Performance Allocation will be made to the Advisor from a Member’s capital account unless and until such Member first receives an allocation of net profits from the Fund sufficient to satisfy such Member’s 10% Hurdle.

For Units redeemed other than on the last day of a calendar year, the Performance Allocation, if any, is calculated and charged with respect to the redeemed Units as if the redemption date was the last day of a calendar year and the Hurdle applicable to the calculation of the Performance Allocation shall be adjusted to take into account the number of days that the tendering Member’s capital was invested in the Fund for such fiscal year.

Performance allocation is done throughout the year.  The accumulated performance allocated from the Fund’s Members to the Advisor since inception through September 30, 2013 was $1,875,301. The capital balance of the Advisor, inclusive of the performance allocation, represented 3.60% of total Members’ capital at September 30, 2013.

City National Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

6.	Members’ Capital

Pursuant to its Offering Memorandum, the initial price of units of interest (“Units”) for the Fund was $1,000 per Unit.  At September 30, 2013, the Fund had an unlimited number of Units authorized and 37,013.40 Units outstanding.

Each Member must certify that they are a qualified investor or “accredited investor” under Federal securities law and subscribe for a minimum initial investment in the Fund of $50,000, subject to waiver by the Distributor.  Brokers selling Units may establish higher minimum investment requirements than the Fund and may independently charge transaction fees and additional amounts in return for their services.  The Fund is an illiquid investment and no Member will have the right to require the Fund to redeem their Units.  New Members may be admitted with the consent of the Board.

The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Limited Liability Company Agreement (“Operating Agreement”) of the Fund.  The Units are not redeemable at the option of its Members nor will they be exchangeable for interests of any other fund, as the Fund is a closed-end investment company.

The net profits or net losses (including, without limitation, the net realized gain or loss and the net change in unrealized appreciation or depreciation of the Policies), less adjustment for any performance allocation to the Advisor, of the Fund are credited to or debited against the capital account of a Member at the end of each fiscal period in accordance with the Member’s pro rata share of the Fund’s capital for the period as of the beginning of the fiscal period.  These credits or debits to a Member’s capital account are in turn reflected in changes in the value of the Member’s Units.  A Member’s pro rata portion of the Fund’s capital will be determined by dividing the value of the Member’s Units by the total value of the Units of the Fund held by all Members.

City National Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

7.	Administration Servicing Fee

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Servicing Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Fund’s Board of Managers; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at an annual rate of 0.12% for the first $150 million, 0.10% for the next $150 million and 0.08% above $300 million of the Fund’s aggregate assets, with a minimum annual fee of $75,000.

8.	Investment Transactions

For the year ended September 30, 2013, excluding short-term securities and U.S. Government securities, purchases of investments in Policies amounted to $585,937.  Proceeds from the maturity of a Policy were $2,500,000 for the year ended September 30, 2013.  There were no purchases or sales of U.S. Government securities during the year ended September 30, 2013.

City National Rochdale Alternative Total Return Fund LLC

Financial Highlights

			Period January 4, 2011
			(commencement of
	Year Ended	Year Ended	of operations) to
	September 30, 2013	September 30, 2012	September 30, 2011
PER UNIT OPERATING PERFORMANCE
Net Asset Value, beginning of period	$1,369.36	$1,020.49	$1,000

Income (loss) from investment operations
Net investment loss (1)	(33.02)	(32.30)	(38.64)
Net realized gain from investment transactions	-	-	53.89
Changes to fair value for life settlement contracts, net of premiums paid
and continuing costs (2)	69.51	381.17	5.24
Total from investment operations	36.49	348.87	20.49
Net asset value, end of period	$1,405.85	$1,369.36	$1,020.49

TOTAL RETURN - NET	2.66%	34.19%	2.05%

RATIOS/SUPPLEMENTAL DATA

Members' Capital, end of period ($000's)	$52,035	$48,505	$29,669

Portfolio Turnover	1.37%	39.05%	15.52%

Ratio of Net Investment Loss to Average Net Assets	(2.31%)	(2.73%)	(5.88%)

Ratio of Expenses to Average Net Assets	2.38%	2.77%	5.91%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Represents premiums paid and changes to fair value for life settlement contracts in accordance with the fair value method of accounting.
(3)	Not Annualized
(4)	Annualized

Total return is calculated for all Members taken as a whole and an individual Member's return may vary from these Fund returns based on the timing of capital transactions and performance allocation. There are no performace allocations for year ended September 30, 2013.

The ratios are calculated for all Members taken as a whole and excludes policy-related expenses. The computation of such ratios assessed to an individual Member's capital may vary from these ratios based on the timing of capital transactions and performance allocation. There are no performace allocations for year ended September 30, 2013.

The net investment loss ratio does not reflect the effects of any incentive allocation.

The accompanying notes are an integral part of these financial statements.

See Report of Independent Registered Public Accounting Firm

City National Rochdale Alternative Total Return Fund LLC

MANAGER AND OFFICER INFORMATION

The Managers of the Fund, who were elected by the shareholders of the Fund, are responsible for the overall management of the Fund, including, general supervision and review of the investment activities of the Fund.  The Managers, in turn, elect the officers of the Fund, who are responsible for administering the day to day operations of the Fund.  The current Managers and Officers, their affiliations and principal occupations for the past five years are set forth below.  The Statement of Additional Information includes additional information about the Managers and is available, without charge, by calling 1-866-209-1967.

Affiliated Board Members and Officers of the Fund
				Number of	Other
	Position(s)	Term of Office		Funds in Fund	Directorships
	Held with	and	Principal Occupation(s)	Complex Overseen	Held by
Name, Address and Age	Fund	Length of Time Served	During the Past Five Years	by Board Member	Manager 1

Affiliated Board Members
Andrew Clare	Board Member	Through December 31, 2020;	Attorney and Partner, Loeb & Loeb, a law firm	1	*
570 Lexington Avenue		Board Member since	(1972-present).
New York, NY 10022		March 2013
Year of Birth: 1945

Jon Hunt 570 Lexington Avenue New York, NY 10022 Year of Birth: 1951	Board Member	Ten years from election; Board Member since March 2013	Consultant to Management (2012 – present), Chief Operating Officer (1998 – 2012), Director (2003 – 2012), Convergent Capital Management LLC (investment management holding company); Director, AMBS Investment Management, LLC (1998 – present); SKBA Capital Management, LLC (1998 – 2011); Mid-Continent Capital Management LLC (2006 – 2012); Clifford Swan Investment Capital LLC (2000 – 2011); Convergent Wealth Advisors, LLC (2006 – 2011); Independence Investments, LLC (2006 – 2009); and Lee Munder Capital Group, LLC (2009 – 2012).	1	* Nuveen Commodities Asset Management, member of Independent Committee (2012 – present)

Officers of the Fund

Garrett R. D'Alessandro 570 Lexington Avenue New York, NY 10022 Year of Birth: 1957	President Chief Executive Officer	Since Inception	President, Chief Executive Officer and Co-Chief Investment Officer of City National Rochdale Investment Management, LLC.	N/A	N/A

Kurt Hawkesworth	Secretary	Since Inception	Senior Executive Vice President, Chief Operating	N/A	N/A
570 Lexington Avenue New York, NY 10022			Officer and General Counsel of City National Rochdale Investment Management, LLC.
Year of Birth: 1971

William O'Donnell 570 Lexington Avenue New York, NY 10022 Year of Birth: 1964	Treasurer	Since 2011
Chief Financial Officer of City National Rochdale Investment Management, LLC since July 2011; Financial Consultant, October 2009 to June 2011; Financial Officer, Compliance Officer & Corporate Secretary Trustee - Clay Finlay Pension Plan of Clay Finlay LLC, October 1990 to to September 2009.
				N/A	N/A

Michael Gozzillo 2 570 Lexington Avenue New York, NY 10022 Year of Birth: 1965	Chief Compliance Officer	Since 2013
2012 to Present:  Senior Vice President & Chief
Compliance Officer, City National Rochdale Investment Management, LLC; Chief Compliance Officer, CNI Charter Funds.  2008 to 2012:  Director & Compliance Officer, TIAA-CREF; Chief Compliance Officer, TIAA-CREF Life Insurance Separate Accounts.
				N/A	N/A

City National Rochdale Alternative Total Return Fund LLC

MANAGER AND OFFICER INFORMATION , Continued

Independent Board Members
Name, Address and Age		Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Manager 1

	Irwin G. Barnet, Esq. 3	Board Member	Through December 31, 2015;	Attorney and of counsel, Reed Smith LLP, a	1	*
	570 Lexington Avenue	Chairman	Board Member since March 2013	law firm (2009-present); Partner, Reed Smith
	New York, NY 10022		and Chairman since May 2013	LLP (2003-2008); Attorney and principal,
	Year of Birth: 1938			Crosby, Heafey, Roach & May P.C., a law firm
(2000-2002); Attorney and principal, Sanders,
Barnet, Goldman, Simons & Mosk, a law firm
(1980-2000).

	Daniel A. Hanwacker, Sr.	Board Member	Ten years from election;	CEO and President, Hanwacker Associates,	1	*
	570 Lexington Avenue		Board Member since	Inc. (asset management consulting and
	New York, NY 10022		June 2011	executive search services).
Year of Birth: 1951

	Vernon C. Kozlen	Board Member	Through December 31, 2018;	Retired (2007-present). President and Chief	1	*
	570 Lexington Avenue		Board Member since	Executive Officer, CNI Charter Funds (2000-2007);		Windermere Jupiter Fund, LLC,
	New York, NY 10022		March 2013	Executive Vice President and Director of Asset		CMS/Ironwood Multi-Strategy
	Year of Birth: 1943			Management Development, CNB (1996-2007);		Fund LLC, CMS/Barlow Long-
				Director, Reed, Conner & Birdwell LLC (2000-2007)		-Short Equity Fund, LLC 4
and Convergent Capital Management, LLC (2003-2007);
Chairman of the Board, CNAM (2001-2005);
Chairman of the Board, City National Securities, Inc.
(1999-2005); Director, CNAM (2001-2006), and City
National Securities, Inc. (1999-2006).

	Jay C. Nadel	Board Member	Ten years from election;	Financial Services Consultant	1	*
	570 Lexington Avenue		Board Member since			Lapolla Industries,
	New York, NY 10022		June 2011			Inc. (2007 - present)
Year of Birth: 1958

	William R. Sweet	Board Member	Through March 31, 2015;	Retired. Executive Vice President, Union Bank of	1	*
	570 Lexington Avenue		Board Member since	California (1985-1996).
	New York, NY 10022		March 2013
Year of Birth: 1937

	James Wolford 5	Board Member	Ten years from election;	Chief Financial Officer, Pacific Office Properties, a	1	*
	570 Lexington Avenue		Board Member since	real estate investment trust (April 2010-present);
	New York, NY 10022		March 2013	Chief Financial Officer, Bixby Land Company, a real
	Year of Birth: 1954			estate company (2004-March 2010); Regional Financial
Officer, AIMCO, a real estate investment trust (2004).
Chief Financial Officer, DBM Group, a direct mail
marketing company (2001-2004); Senior Vice President
and Chief Operating Officer, Forecast Commercial
Real Estate Service, Inc. (2000-2001); Senior Vice
President and Chief Financial Officer, Bixby Ranch
Company (1985-2000).

1	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.
2	Effective May 15, 2013, Michael Gozzillo was approved as Chief Compliance Officer of the Fund by the Fund's Board of Managers, replacing William Souza.
3
During 2010, 2011 and 2012, Reed Smith LLP, of which Mr. Barnet is an attorney and of counsel, provided legal services to City National, the parent company of CNAM. In 2010, 2011 and 2012, the firm billed City National $391,192, $423,600 and $452,607, respectively, for these services. The other Independent Managers have determined that Mr. Barnet should continue to be classified as a manager who is not an “interested person” of the Fund, as defined in the 1940 Act, because Mr. Barnet was not involved with rendering any of these legal services to City National, and because Mr. Barnet’s interest in the fees billed by his firm to City National was insignificant.

4
Convergent Wealth Advisors, LLC, which is under common control with City National, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

5
Bixby Land Company (“Bixby”), of which Mr. Wolford was the Chief Financial Officer until March 31, 2010, had obtained various loans from City National. The other Independent Managers have determined that Mr. Wolford should continue to be classified as a manager who is not an “interested person” of the Fund, as defined in the 1940 Act, because City National’s existing loans to the Company were made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.

*
Includes CNI Charter Funds, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale International Trade Fixed Income Fund, City National Rochdale Royalty Rights Fund and City National Rochdale Structured Claims Fixed Income Fund, LLC.

**	The Advisor is owned by City National Bank.

BOARD APPROVAL OF ADVISORY AGREEMENT (UNAUDITED)

The Board of Managers of City National Rochdale Alternative Total Return Fund LLC (the “Fund”) is comprised of eight Managers, six of whom are independent of the Fund’s investment adviser (the “Independent Managers”).  During the six months ended September 30, 2013, the Board and the Independent Managers approved renewal of the Fund’s advisory agreement (the “Agreement”) with Rochdale Investment Management, LLC (“Rochdale”), as described below.  During that period, certain related name changes occurred, as follows:

•	Prior to September 10, 2013, the name of the Fund was Rochdale Alternative Total Return Fund LLC.
•	Effective September 10, 2013, Rochdale, the investment adviser of the Fund, changed its name to City National Rochdale, LLC.

General Information

The following information summarizes the Board’s considerations associated with its review of the Agreement. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Board considered the nature, quality and extent of the various investment advisory and administrative services performed by Rochdale.  In considering these matters, the Independent Managers discussed the approval of the Agreement with management and in private sessions with their independent counsel at which no representatives of Rochdale were present.

The Board reviewed extensive materials regarding investment results of Rochdale, advisory fee and expense comparisons, financial information, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund. They also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to renew the Agreement, the Board and the Independent Managers did not identify a single factor as controlling and this summary does not describe all of the matters considered.  In addition, each Board member did not necessarily attribute the same weight to each matter.  However, the Board and the Independent Managers concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of Services

In reviewing the services provided by Rochdale, the Board considered a variety of matters, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Fund; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of its senior management; its investment philosophy and processes; its trading practices; and its commitment and systems in place with regard to compliance with applicable laws and regulations.  The Board found all of these matters to be satisfactory.

Investment Performance

The Board assessed the performance of the Fund compared with two benchmark indexes for the one-year and since inception periods ended June 30, 2013.  The Board observed that although the Fund had underperformed relative to the S&P 500 Index by 1,339 basis points for the one-year period ended June 30, 2013, it had exceeded its other benchmark, the Barclays Intermediate Aggregate Bond Index plus 500 basis points, for the one-year period, and the Fund had a 16.45% annualized return since the Fund was launched, compared to the 10.28% return of the S&P 500 Index and 8.28% return of the Barclays Index plus 500 basis points for the period.  The Board concluded that Rochdale continued to provide satisfactory management and oversight services to the Fund.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees charged by Rochdale to the Fund and the total expenses of the Fund (as a percentage of its average annual net assets).  The Board noted that it was difficult to gather a peer group for comparison due to the unique investment strategy of the Fund and lack of public information regarding the Fund’s competitors.  The Board reviewed, however, fee and expense information from samples of closed-end funds and private funds with alternative investment strategies compiled by U.S. Bancorp Fund Services, LLC, the Fund’s administrator, in consultation with Rochdale.

The Board observed that the investment advisory fees paid by the Fund generally compared favorably to those of a sample of 155 peer alternative funds, the median of which was 25 basis points lower than the Fund’s advisory fee but a substantial portion of which had advisory fees that were higher than the Fund’s advisory fee.  The Board noted that the performance allocation for the Fund was equal to the median performance allocation of 120 peer funds that charge performance fees.  The Board also noted that Rochdale does not manage assets of any other clients using the same strategies as those used by the Fund and therefore it could not compare the fees charged by Rochdale to the Fund to those charged to its other clients.  The Board considered that the total expense ratio of the Fund was lower than the total expenses of five funds in a peer group of 11 funds that voluntarily report their total expense ratios.  The Board concluded that the advisory fee charged by Rochdale to the Fund was fair and reasonable, and the total expenses of the Fund continued to be reasonable.

Profitability, Benefits to Rochdale and Economies of Scale

The Board considered information prepared by Rochdale relating to its costs and profits with respect to the Fund. The Board also considered the benefits received by Rochdale and its affiliates as a result of Rochdale’s relationship with the Fund, including investment advisory fees paid to Rochdale; fees paid to Rochdale’s affiliate, RIM Securities, LLC, for providing distribution services to the Fund; benefits to City National Bank’s wealth management business as a result of the availability of the Fund to its customers; and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. The Board noted Rochdale’s representation that no significant economies of scale with respect to the Fund had been realized in the last year. The Board also noted that although there were no advisory fee breakpoints, based on Rochdale’s operations significant economies of scale were not likely to be realized until the asset levels of the Fund were significantly higher than their current levels.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Managers concluded that the compensation payable to Rochdale with respect to the Fund pursuant to the Agreement is fair and reasonable in light of the nature and quality of the services being provided by Rochdale to the Fund and its shareholders, and that renewal of the Agreement was in the best interest of the Fund and its shareholders.

City National Rochdale Alternative Total Return Fund LLC

Additional Information

Proxy Voting Policies and Procedures

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities without charge, upon request, by contacting the Fund directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Fund will file its complete schedule of portfolio holdings with the SEC at the end of the first and third fiscal quarters on Form N-Q within sixty days of the end of the quarter to which it relates.  The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-245-9888.

Item 3. Audit Committee Financial Expert.

The registrant’s board of managers has determined that there are at least three audit committee financial experts serving on its audit committee.  William R. Sweet, Jay C. Nadel, and Daniel Hanwacker are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$33,400	$33,400
Audit-Related Fees	$0	$0
Tax Fees	$7,500	$7,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PKF O’ Connor Davies, a division of O’ Connor Davies, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2013	FYE 9/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2013	FYE 9/30/2012
Registrant	$7,500	$7,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable since the fund invests exclusively in non-voting securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides information as of September 30, 2013:

PORTFOLIO MANAGER DISCLOSURE

List of Portfolio Managers and Biographical Information

Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
William O’Donnell	Chief Financial Officer	Since 2011

Chief Financial Officer of Rochdale Investment, Management, LLC since July 2011; Financial Consultant, October 2009 to June 2011; Financial Officer, Compliance Officer & Corporate Secretary, Trustee - Clay Finlay Pension Plan of Clay Finlay LLC, October 1990 to September 2009.
Heads the team of investment professionals and is intricately involved in the firm’s day to day investment management and research work.
Garrett R. D’Alessandro	Chief Executive Officer	Since Inception	President, Chief Executive Officer, Co-Chief Investment Officer, and Director of Research of City National Rochdale LLC.	Directs portfolio management strategies and investment research efforts and determines companies that satisfy the firm’s criteria for inclusion in client portfolios.

Name	Number of Registered Investment Companies Managed and Total Assets for Such Accounts (Including The Trust)	Beneficial Ownership of Equity Securities In Trust	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets For Such Accounts
William O’Donnell	1, $52 million	$0	N/A	N/A
Garrett R. D’Alessandro	5, $1,319 million	$0	1, $9 million	121, $272 million

Mr. O’Donnell and Mr. D’Alessandro receive an annual salary established by City National Rochdale, LLC (the “Manager”). Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. O’Donnell and Mr. D’Alessandro are eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of managers.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during this period.

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  City National Rochdale Alternative Total Return Fund LLC

By (Signature and Title)* /s/ Garrett R. D’ Alessandro
                                              Garrett R. D’ Alessandro, President

Date   December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Garrett R. D’ Alessandro
                                              Garrett R. D’ Alessandro, President

Date   December 6, 2013

By (Signature and Title)* /s/ William O’ Donnell
                                              William O’ Donnell, Treasurer

Date   December 6, 2013